Background and Organization	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Background and Organization
1.	Background and Organization

On July 23, 2015, ViewRay, Inc. (f/k/a Mirax Corp.), or the Company, and ViewRay Technologies, Inc. (f/k/a ViewRay Incorporated), consummated an Agreement and Plan of Merger and Reorganization, or Merger Agreement. Pursuant to the Merger Agreement, the stockholders of ViewRay Technologies, Inc. contributed all of their equity interests to the Company for shares of the Company’s common stock and merged with the Company’s subsidiary, which resulted in ViewRay Technologies, Inc. becoming a wholly-owned subsidiary of the Company (the Merger). Refer to Note 3 for further information on the Merger.

ViewRay, Inc. and its wholly-owned subsidiary ViewRay Technologies, Inc., designs, manufactures and markets MRIdian, the first and only MRI-guided radiation therapy system to image and treat cancer patients simultaneously.

Since inception, ViewRay Technologies, Inc. has devoted substantially all of its efforts towards research and development, initial selling and marketing activities, raising capital and preparing for the manufacturing and shipment of MRIdian systems. In May 2012, ViewRay Technologies, Inc. was granted clearance from the U.S. Food and Drug Administration, or FDA, to sell MRIdian. In November 2013, ViewRay Technologies, Inc. received its first clinical acceptance of a MRIdian at a customer site, and the first patient was treated with that system in January 2014. Since November 2014, ViewRay Technologies, Inc. has the right to affix the CE mark to MRIdian.

The Company’s consolidated financial statements have been prepared on the basis of the Company continuing as a going concern for a reasonable period of time.  The Company’s principal sources of liquidity are cash flows from investment capital and available borrowings under its Term Loan agreement.  These have historically been sufficient to meet working capital needs, capital expenditures, and debt service obligations.  During the year ended December 31, 2015, the Company incurred a net loss from operations of $45.0 million and used cash from operations of $39.8 million.  The Company plans that it will have sufficient cash flows from its operations to continue as a going concern, however these plans rely on certain underlying assumptions and estimates that may differ from actual results.  Such assumptions include FDA approval of the Company’s MRIdian linac technology, which may broaden the Company’s addressable market, accelerate the Company’s sales cycle, accelerate backlog conversion time and improve gross margins.  The Company’s plans also included the ability to execute Amendment No. 1 to the Capital Royalty Partners, L.P. debt agreement (see Note 6) to provide access to an additional $15.0 million of working capital.  This action was completed in the first quarter of 2016 and will provide liquidity in addition to the forecasted operating cash flows to meet working capital needs, capital expenditures and debt service obligations for the next twelve months.